SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2011

DATE OF REPORTING PERIOD: FEBRUARY 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO SHAREHOLDERS.

Annual Report

February 28, 2011

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 28, 2011

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

April 27, 2011

Dear Fellow Shareholder:

Recent inquiries by shareholders re our increased reported expense ratios require a brief repeat and clarification of past explanations.

For the past four years we have been forced to cope with what we believe to be distortions in our net asset values and, more recently, in our expense ratios. Institutions and investors that analyze mutual funds have had difficulty understanding the unique Copley structure. That difficulty has been compounded by such distortions.

Our past communications disclosed the requirement, imposed by the SEC in 2007, to reserve a tax on all unrealized capital gains. For thirty years prior to 2007, the board and management estimated an appropriate and, in hindsight, a conservative reserve. Last year we were also required by the SEC to restate the Fund’s previously stated expense ratio to include the deferred taxes on all unrealized capital gains as well as gross operating division expenses in the calculation. No other mutual fund we are aware of has these exposures as no other mutual fund is structured like Copley. Therefore, we believe that these SEC-imposed requirements can lead to a misleading comparison between Copley and other funds.

We continue to make every effort to resolve the deferred tax issue which impacts the Fund’s NAV and flaws our expense ratio, which is calculated on our net assets rather than total assets as well as the operating expense ratio itself. It also could result in erroneous calculations of our performance, since gains or losses are the result of our investment of gross investment assets, not the lower net number we are required to report. Furthermore, we have the added legal and accounting expenses associated with our effort to resolve the deferred tax and operating ratio problems.

On an optimistic note, it seems both President Obama and a majority of the Republican members of Congress are in agreement to reduce the corporate income tax rate from 35% to 25%. The United States now has one of the highest corporate tax rates in the developed world, which impacts our competitiveness as well as domestic job creation. Canada recently reduced its corporate tax from 20% to 16% and is expected to reduce it further to 15%. We cannot predict if the U.S. corporate income tax rate will decrease, or the timing or amount of any such decrease. However, if a reduction in tax rates takes place it could result in a meaningful increase in our NAV.

As noted by our chart and graph 2010 and the first quarter of 2011 were satisfactory periods. We had a gain of 7.04% in 2010 and a gain of 4.90% in the first quarter of 2011. Most of our stocks have raised their dividends increasing our income and cash flow. All our sectors had increases in value especially our energy stocks. Our two bank holdings, J.P. Morgan & PNC, finally reinstated respectable dividends. Our utilities though not performing as well as our other sectors still managed a respectable gain plus the dividends and the increases in dividends. We are optimistic about the long term potential of the industry. The vast majority of our new energy consuming devices will keep electricity consumption rising. The increased usage of air conditioning, the potential of electric automobiles, the increases in flat screen televisions, computers, fax machines, audio and video devices, etc.—all these add to the potential increases in electric usage.

We are in the process of expanding our merchandising division. A number of years ago we supplied fifty of our stores and departments. One of our lessors closed the bulk of its stores which forced us to contract our operation. We now supply twelve stores and have recently started to expand to supply stores in Florida.

As is our custom, we present the chart and numbers based on a calendar year, which give us a clear picture of our past and give credence to our basic philosophy and our structure for the future.

1984	+23.9%
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	+22.5%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	* Addition of Deferred Taxes
2008	-15.6%	*
2009	+2.36%	*
2010	+7.04%	*
2011	+4.90%	* March 31, 2011

Please note that the performance figures for years prior to 2007/2008 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. The prices of the shares hold by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

All of the above gives us optimism for the future growth of Copley Fund.

We thank the Board and our Chicago consultants for their advice and guidance and also our shareholders for their confidence in Copley’s concept.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEAR ENDED DECEMBER 31
PERIOD ENDED MARCH 31, 2011

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund and the S&P 500 which is a broad-based market index comprised of 500 of the largest companies traded on the U.S. Securities Markets as measured by market capitalization. Market Indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the redemption of shares or dividends and capital gains received.

Ten Year Cumulative Return

Copley Fund As of 2/28/11

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns and the S&P 500 Index.

Periods Ended 2/28	1 Year	5 Years	10 Years
Copley Fund	15.07%	4.44%	3.59%
S&P 500	22.58%	1.65%	4.62%
Dow Jones Wilshire 5000	24.58%	2.38%	4.45%

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. For most recent performance please call us at 877-881-2751. Returns do not reflect taxes that a shareholder may pay on redemption of Fund shares. When assessing performance, investors should consider both short and long-term returns.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Copley Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Copley Fund, Inc. (the “Fund”), as of February 28, 2011, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended and the consolidated statement of changes in net assets and the financial highlights for the year ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended February 28, 2009 were audited by Amper, Politziner & Mattia, LLP, whose practice combined with the practice of Eisner LLP to form EisnerAmper LLP as of August 16, 2010 and whose report dated August 19, 2010 expressed an unqualified opinion on those financial highlights. The financial highlights for the two years ended February 29, 2008 were audited by other auditors whose report dated April 28, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copley Fund, Inc., as of February 28, 2011, the results of its operations, changes in its net assets, its cash flows and its financial highlights for the year then ended and its consolidated changes in net assets and its financial highlights for the year ended February 28, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP
Edison, New Jersey
April 29, 2011

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2011

	Shares	Value
COMMON STOCK — 113.96%
Banking — 5.55%
J.P. Morgan Chase & Company	42,000	$1,960,980
PNC Financial Services Group, Inc.	25,000	1,542,500
		3,503,480
Consumer Products — 1.57%
Kimberly-Clark Corp.	15,000	988,500
Diversified Utility Companies — 11.25%
Alliant Energy Corp.	20,000	787,600
DTE Energy Co.	55,000	2,589,400
Dominion Resources, Inc.	60,000	2,737,800
Duke Energy Corp.	54,600	982,254
		7,097,054
Drug Companies — 4.09%
Bristol Myers Squibb Co.	100,000	2,581,000
Electric & Gas — 17.50%
American Electric Power, Inc.	35,000	1,252,300
First Energy Corp.	40,000	1,532,000
Great Plains Energy, Inc.	30,000	576,000
Integrys Energy Group, Inc.	20,000	979,400
Progress Energy, Inc.	40,000	1,828,400
Public Service Enterprise Group, Inc.	30,000	981,000
Scana Corp.	50,000	2,024,000
Sempra Energy, Inc.	35,000	1,863,050
		11,036,150
Electric Power Companies — 19.73%
Ameren Corp.	12,500	349,500
Exelon Corp.	23,200	968,832
NextEra Energy, Inc.	90,000	4,992,300
Nstar Corp.	50,000	2,257,500
PPL Corp.	100,000	2,543,000
Southern Co.	35,000	1,333,850
		12,444,982

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2011

	Shares	Value
Gas Utilities & Supplies — 9.98%
Delta Natural Gas Co.	20,000	$619,200
New Jersey Resources Corp.	56,250	2,352,938
Northwest Natural Gas Co.	40,000	1,880,000
WGL Holdings, Inc.	38,000	1,444,000
		6,296,138
Insurance — 3.98%
Arthur J. Gallagher & Co.	80,000	2,512,000
Office Equipment — 1.60%
Pitney Bowes, Inc.	40,000	1,007,200
Oils — 25.30%
Chevron Texaco Corp.	46,200	4,793,250
Exxon-Mobil Corp.	106,086	9,073,536
Sunoco, Inc.	50,000	2,093,000
		15,959,786
Pipelines — 1.16%
Spectra Energy Corp.	27,300	730,275
Retail — 1.57%
Wal-Mart Stores, Inc.	19,000	987,620
Telephone — 10.68%
AT&T, Inc.	95,000	2,696,100
Frontier Communications Corp.	62,803	533,197
Verizon Communications, Inc.	95,000	3,507,400
		6,736,697
TOTAL COMMON STOCK (Cost $25,193,800) — 113.96%		71,880,882
Liabilities in excess of other assets — (13.96)%		(8,806,273)
NET ASSETS — 100.00%		$63,074,609

ADR-American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2011

At February 28, 2011, the net unrealized appreciation based on cost for federal income tax purposes of $25,193,800 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$30,663,314
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(27,617)
Net unrealized appreciation	$30,635,697

Portfolio Analysis
As of February 28, 2011

% of Net Assets
Common Stock	113.96%
Electric Power Companies	19.73%
Oils	25.30%
Electric & Gas	17.50%
Diversified Utility Companies	11.25%
Telephone	10.68%
Gas Utilities & Supplies	9.98%
Banking	5.55%
Drug Companies	4.09%
Insurance	3.98%
Consumer Products	1.57%
Retail	1.57%
Office Equipment	1.60%
Pipelines	1.16%
Liabilities in Excess of Other Assets	(13.96)%
Total Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2011

Assets:
Investments in securities at value (identified cost $25,193,800)	$71,880,882
Cash and cash equivalents	6,659,010
Receivables:
Trade	13,804
Subscriptions	1,100
Dividends and Interest	214,838
Loan	356,500
Taxes	100,000
Inventory	50,758
Total Assets	79,276,892
Liabilities:
Payable:
Redemptions	2,200
Trade	15,575
Accrued expenses	133,123
Deferred income taxes, net	16,051,385
Total Liabilities	16,202,283
Commitments and Contingencies
Net Assets	$63,074,609
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,363,158 shares outstanding of $1.00 par value capital stock outstanding)	$46.27
Net assets consist of:
Capital paid in	$1,363,158
Undistributed net investment and operating income	28,622,288
Accumulated undistributed net realized gain on investment transactions	2,453,466
Net unrealized appreciation in value of investments	30,635,697
Net Assets	$63,074,609

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2011

Investment Income:
Interest Income	$6,246
Dividend Income	2,716,456
Total Investment Income	2,722,702
Expense:
Investment Advisory Fees	455,072
Professional Fees	451,098
Accounting and Shareholder Services	74,474
Insurance	43,976
Printing	50,424
Custodian Fees	21,321
Directors Fees	11,600
Postage and shipping	4,182
Office and miscellaneous	1,032
Total Expenses	1,113,179
Less: Investment advisory fee waived	(60,000)
Net Expenses	1,053,179
Net Investment Income Before Income Taxes	1,669,523
Operating Gain
Gross Profit	39,673
Operating Expenses	(36,335)
Net Operating Income Before Income Taxes	3,338
Net Investment and Operating Income before Income Taxes	1,672,861
Provision for income taxes	—
Net Investment and Operating Income	1,672,861
Realized and Unrealized Gain (Loss) on Investments
Realized loss from investment transactions	(113,112)
Net change in unrealized appreciation of investments, net of deferred income taxes of $3,603,329	6,805,009
Net Realized and Unrealized Gain on Investments	6,691,897
Net Increase in Net Assets Resulting From Operations	$8,364,758

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Statement of Changes in Net Assets Year Ended February 28, 2011	Consolidated Statement of Changes in Net Assets Year Ended February 28, 2010
Increase in Net Assets from Operations
Net investment and operating income	$1,672,861	$2,086,646
Net realized loss from investment transactions	(113,112)	(62,350)
Net change in unrealized appreciation on investments	6,805,009	4,559,696
Net Increase in Net Assets Resulting From Operations	8,364,758	6,583,992
Capital Share Transactions
Decrease in net assets resulting from capital share transactions	(1,518,498)	(4,121,106)
Total increase in net assets	6,846,260	2,462,886
Net Assets:
Beginning of Year	56,228,349	53,765,463
End of Year (including undistributed net investment and operating income of $28,622,288 and $28,432,542 respectively)	$63,074,609	$56,228,349

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2011

Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$2,808,479
Proceeds from disposition of long-term portfolio investments	1,895,862
Receipts from customers	67,248
Expenses paid	(1,008,180)
Purchase of long-term portfolio investments	(2,248,213)
Payments to suppliers	(24,614)
Net cash provided by operating activities	1,490,582
Cash flows used by financing activities
Fund shares issued	733,423
Fund shares redeemed	(2,252,021)
Net cash used by financing activities	(1,518,598)
Net decrease in cash and cash equivalents	(28,016)
Cash and cash equivalents at beginning of year	6,687,026
Cash and cash equivalents at end of year	$6,659,010
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$8,364,758
Increase in investments	(10,647,577)
Decrease in dividends and interest receivable	85,771
Decrease in trade receivables	1,214
Increase in inventory	(5,319)
Increase in trade payables	1,075
Decrease in loan receivable	13,196
Decrease in other assets	2,800
Increase in accrued expenses	71,335
Increase in deferred taxes	3,603,329
Total adjustments	(6,874,176)
Net cash provided by operating activities	$1,490,582

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.
Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented. (a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the years ended February 28, 2007 through February 28, 2011. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The financial highlights for the year ended February 28, 2009 were audited by Amper, Politziner & Mattia, LLP. The financial information for fiscal years 2008 and 2007 were audited by Roy C. Hale, CPA.

The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Years Ending February 28 or 29,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$40.21	$35.80	$44.07	$42.54	$37.23
Income (loss) From Operations:
Net investment gain (loss)	1.21	1.43	1.20	1.18	(1.31)
Net gain (loss) from securities (both realized and unrealized)	4.85	2.98	(9.47)	0.35	6.62
Total from operations	6.06	4.41	(8.27)	1.53	5.31
Net Asset Value, End of Year	$46.27	$40.21	$35.80	$44.07	$42.54
Total Return (b)	15.07%	12.32%	(18.77)%	3.60%	14.26%
Ratios/Supplemental Data
Net assets, end of year (in 000's)	$63,075	$56,228	$53,765	$69,395	$67,581
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	8.06%	5.54%	2.40%**	1.56%**	7.97%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.95%	1.70%	2.06%	1.25%	1.76%
Ratio of net investment and operating income (loss) to average net assets	(3.38)%	3.65%	2.80%	2.73%	(3.28)%
Ratio of net investment and operating income , excluding deferred taxes, to average net assets	2.74%	3.25%	3.14%	2.73%	2.93%
Portfolio turnover rate	2.90%	1.76%	2.78%	4.11%	0.50%
Number of shares outstanding at end of year (in thousands)	1,363	1,399	1,502	1,575	1,589

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

Financial Highlights
(Continued)

The financial highlight ratios above do not reflect investment fees waivers of $60,000 the years ended February 28, 2011 and 2010, $185,972 during the year ended February 28, 2009 and $60,000 per year for prior years. If the waivers had been included, the following ratios would apply:

	Years Ending February 28 or 29,
	2011	2010	2009	2008	2007
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	7.96%	5.44%	2.11%**	1.49%**	7.88%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.85%	1.60%	1.77%	1.18%	1.67%
Ratio of net investment and operating income (loss), to average net assets	(3.28)%	3.55%	2.52%	2.65%	(3.37)%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	2.84%	3.14%	2.86%	2.65%	2.84%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	Includes operating expenses from the Operating Divisions and subsidiary of $36,335, $81,764, $353,018, $129,652, and $31,676 for fiscal years ending 2011 through 2007, respectively.
**	Excludes a deferred tax benefit of $7,490,467 and $1,770,234 for the fiscal years ending 2009 and 2008, respectively, since including these amounts would generate negative expense ratios in each of these years.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization

Copley Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s objective is long-term capital appreciation. The Fund has an operating division, Copley Fund, Inc. - Operating Division (“COD”), which imports merchandise for resale.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment Valuation

The Fund carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The following tables summarize the inputs used as of February 28, 2011 for the Fund’s assets and liabilities measured at fair value:

The Fund did not hold any Level 2 or 3 securities during the year ended February 28, 2011 nor were there any transfers between the levels during the year. Refer to the Schedule of Investments for industry classifications.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

Investment transactions and income and expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to make additional investments or held in cash as a reserve.

Cash and cash equivalents

The Fund considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The carrying amount of cash and cash equivalents approximate its fair value due to its short term nature.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2009 through 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and Nevada State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended February 28, 2011, the Fund did not incur any interest or penalties.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Fiscal Year
2011
Current:
Federal	$—
State	—
—
Deferred:
Federal	$3,603,329
State	—
Net provision (benefit) for income taxes	$3,603,329

Deferred income taxes are shown net within the increase in unrealized appreciation of investments on the accompanying Statement of Operations.

The difference between the effective tax rate of 30% and the statutory tax rate of 35% is primarily attributable to the benefits of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $16,051,385 as of February 28, 2011, relate to the Fund’s unrealized gains on marketable securities. Deferred tax liabilities are net of $289,093 of deferred tax assets which relate to capital loss carryforwards.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.  – (continued)

As of February 28, 2011, the Fund has $825,981 in accumulated capital loss carryforwards which will expire on February 28 as follows: 2014- $650,519; 2015- $62,350; 2016- $113,112.

4. Capital Stock

At February 28, 2011, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount
Shares sold	17,648	$769,747	27,630	$1,057,097
Shares repurchased	(53,031)	(2,288,245)	(131,013)	(5,178,203)
Net change	(35,383)	$(1,518,498)	(103,383)	$(4,121,106)

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the year ended February 28, 2011, the net fee for investment advisory service totaled $455,072. This included $515,071 of advisory fees less $60,000 voluntarily waived by the advisor. Also during the year unaffiliated directors received $11,600 in directors’ fees and reimbursed expenses.

Operating Division

A portion of COD’s merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The results of the operating division during the year ended February 28, 2011, are as follows:

Sales	$64,038
Cost of goods sold	(24,370)
Gross profit	39,668
General & administrative expenses	(36,335)
Net income from operations	3,333
Other income (dividends and interest)	5
Net Income	$3,338

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during its most recent review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Internal Revenue Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund does not expect to be held liable for the accumulated earnings tax by the Internal Revenue Service.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return.   This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.   This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:   Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (9/1/10)	Ending Account Value (2/28/11)	Annualized Expense Ratios	Expenses Paid During Period* (9/1/10 – 2/28/11)
Actual Fund Return	$1,000.00	$1,113.33	11.85%	$62.09
Hypothetical 5% Return	$1,000.00	$966.03	11.85%	$57.76

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On April 21, 2010, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund
•	performance and expenses of comparable funds

•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets.It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC and Stuffco, Inc (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948 No Directorships
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President, Treasurer and Secretary	See Above
David I. Faust Counsel	Partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010. No Directorships

COPLEY FUND, INC.

A No-Load Fund

Annual Report

February 28, 2011

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

Counsel
Faust Oppenheim LLP
488 Madison Avenue, 17th Floor
New York, New York 10022

Auditors
EisnerAmper LLP
2015 Lincoln Highway
P O Box 988
Edison, NJ 08818

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS.

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (508)674-8459.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics adapted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics adapted in 2(a) above were granted.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that it is not necessary for the Fund to have either an audit committee or an audit committee financial expert. This determination was made in light of the Fund's small size and limited complexity of audit issues.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant paid the following amounts to the registrant's principal accountant, for the audit of the registrant's annual financial statement and services in connection therewith for the last two fiscal years:

	2010	2011

(a) Audit Fees	$57,500	$39,000

(b) Audit Related Fees	None	None

(c) Tax Fees	$5,000	$3,750

(d) All Other Fees	None	None

(e)(1) The Fund's Independent Directors perform the functions of an audit committee. The Fund has no standing audit committee. The policy of the Fund's Directors is to specifically pre-approve (i) all audit and non-audit services provided by the Fund's independent auditor to the Fund ("Fund Services") and (ii) all non-audit services provided by the Fund's independent auditor to the Fund's advisor.

If such Fund Services are required during the period between the Fund's regularly scheduled meetings, the President must seek approval from the Independent Directors.

(e)(2) The Fund's Independent Directors were not required to approve any of the fees described in paragraphs (b) through (d) of this item.

(f) Not applicable.

(g) See above table.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

The registrant's schedule of investments is included in its annual report to the shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has no audit or other standing committees. Rather the Independent Directors function as the audit and nominating committee. The Independent Directors, in performing the functions of the nominating committee advise the Board of Directors on the selection and nomination of individuals to serve as Directors of the Fund. Nominations for director, including nominations submitted by shareholders are evaluated according to the Fund's specific needs and the nominees' knowledge, expertise background and reputation. The Independent Directors do not have a formal procedure by which shareholders may recommend director candidates but will consider appropriate candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Fund's Clerk at 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108. The mailing envelope should have a clear notation that the enclosed letter contains a DIRECTOR NOMINEE RECOMMENDATION. The letter must identify the writer as a shareholder and provide a summary of the candidate's qualifications.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Except as may be deemed related to the Funds' recognition of deferred income tax during the period, the certifying officer, whose certification is included herewith, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

Except as may be deemed related to the Funds' recognition of deferred income tax during the period, there were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of his evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(b) Except as may be related to the Funds' recognition of deferred income tax during the period, there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's fiscal year that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The Exhibits listed below are attached to this Form N-CSR:

Exhibit No.	Description

12(a)(1)	Not applicable. See Item 2 hereof.

12(a)(2)
Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: May 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: May 9, 2011